Zurich Advantage III

Supplement dated June 5, 2018

to the

Prospectus dated May 1, 2018

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

Effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor for the Deutsche Variable Series I and II funds, will be renamed to DWS Investment Management Americas, Inc. Any references in the Prospectus to Deutsche Investment Management Americas Inc. will replaced with DWS Investment Management Americas, Inc.

In addition, the Deutsche Variable Series I and II funds will be renamed as stated below. Any references in the Prospectus to the Current Fund Names will be replaced with the New Fund Names.

Current Fund Name	New Fund Name

Deutsche Variable Series I	DWS Deutsche Variable Series I
Deutsche Bond VIP	DWS Bond VIP
Deutsche Capital Growth VIP	DWS Capital Growth VIP
Deutsche Core Equity VIP	DWS Core Equity VIP
Deutsche CROCI® International VIP	DWS CROCI® International VIP

Deutsche Variable Series II	DWS Deutsche Variable Series II
Deutsche CROCI® U.S. VIP	DWS CROCI® U.S. VIP
Deutsche Global Equity VIP	DWS Global Equity VIP
Deutsche Global Income Builder VIP	DWS Global Income Builder VIP
Deutsche Government & Agency Securities VIP	DWS Government & Agency Securities VIP
Deutsche Government Money Market VIP	DWS Government Money Market VIP
Deutsche High Income VIP	DWS High Income VIP
Deutsche Small Mid Cap Growth VIP	DWS Small Mid Cap Growth VIP
Deutsche Small Mid Cap Value VIP	DWS Small Mid Cap Value VIP

This Supplement Should Be Retained with Your Prospectus for Future Reference.